Exhibit 99.1

FOR IMMEDIATE RELEASE

CHAIRMAN JOSEPH M. GINGO NAMED
CHIEF EXECUTIVE OFFICER AND PRESIDENT

•	Gingo to Initiate Comprehensive Review of Company’s Business Plan and Global End Markets in Light of Fiscal 2016 Performance

•	Board and Bernard Rzepka, President and Chief Executive Officer, Have Mutually Agreed He Will Relinquish His Officer Role and Directorship Role

AKRON, Ohio - August 18, 2016 - The Board of Directors of A. Schulman, Inc. (Nasdaq-GS: SHLM) today announced that Chairman Joseph M. Gingo has been named chief executive officer and president, effective immediately. Gingo (71) had previously served in this capacity from 2008 through 2014. The Board and Bernard Rzepka (56), president and chief executive officer, have mutually agreed that he will relinquish his officer role and his directorship role.

“Joe led this Company through a remarkable seven-year renaissance as its chief executive officer and the Board is confident that he will restore A Schulman’s operational and financial performance to the high level our shareholders expect,” said David Birney, lead independent director. “We thank Bernard for his dedicated service to A. Schulman during the last 24 years. His many contributions throughout his career with the Company should not be overlooked or minimized in light of this transition.”

According to Gingo, the Company will undertake a comprehensive review of its business plan, as well as near- and longer-term global end market trends. The Company intends to retain a leading advisory firm to assist in this review process.

“Like our fellow shareholders, the Board is not satisfied with the Company’s less-than-optimal performance throughout fiscal 2016,” said Gingo. “In light of last week’s earnings guidance revision, the time has come to conduct a comprehensive review of our business plan and strategic execution.”

Gingo continued to say that he is committed to conducting a deliberate and unvarnished assessment as promptly as practical. “Our intent is to provide additional information on our review as appropriate, when appropriate,” he said. “We will not, however, speculate on any potential outcomes from this assessment or the timetable for it. The goal is to verify our market intelligence, refine our vision and improve our execution.”

The Company expects to release fiscal 2016 fourth-quarter and full-year results, as well as fiscal 2017 earnings guidance, after the market closes on Wednesday, October 26, 2016. The Company will hold its fiscal 2016 fourth-quarter and full-year earnings conference call on Thursday, October 27, 2016 at 10 a.m. Eastern time.

About A. Schulman, Inc.
A. Schulman, Inc. is a leading international supplier of high-performance plastic compounds and resins headquartered in Akron, Ohio. Since 1928, the Company has been providing innovative solutions to meet its customers’ demanding requirements. The Company’s customers span a wide range of markets such as packaging, mobility, building & construction, electronics & electrical, agriculture, personal care & hygiene, sports, leisure & home, custom services and others. The Company employs approximately 4,900 people and has 57 manufacturing facilities globally. A. Schulman reported net sales of approximately $2.4 billion for the fiscal year ended August 31, 2015. Additional information about A. Schulman can be found at www.aschulman.com.

Cautionary Statements
A number of the matters discussed in this document that are not historical or current facts deal with potential future circumstances and developments and constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and relate to future events and expectations. Forward-looking statements contain such words as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements are based on management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which management is unable to predict or control, that could cause actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements, and that could adversely affect the Company’s future financial performance, include, but are not limited to, the following:

•
worldwide and regional economic, business and political conditions, including continuing economic uncertainties in some or all of the Company’s major product markets or countries where the Company has operations;

•	the effectiveness of the Company’s efforts to improve operating margins through sales growth, price increases, productivity gains, and improved purchasing techniques;

•	competitive factors, including intense price competition;

•	fluctuations in the value of currencies in areas where the Company operates;

•
volatility of prices and availability of the supply of energy and raw materials that are critical to the manufacture of the Company's products, particularly plastic resins derived from oil and natural gas;

•	changes in customer demand and requirements;

•	effectiveness of the Company to achieve the level of cost savings, productivity improvements, growth and other benefits anticipated from acquisitions, joint ventures and restructuring initiatives;

•	escalation in the cost of providing employee health care;

•
uncertainties and unanticipated developments regarding contingencies, such as pending and future litigation and other claims, including developments that would require increases in our costs and/or reserves for such contingencies;

•	the performance of the global automotive and oil and gas markets as well as other markets served;

•	further adverse changes in economic or industry conditions, including global supply and demand conditions and prices for products;

•	operating problems with our information systems as a result of system security failures such as viruses, cyber-attacks or other causes;

•	our current debt position could adversely affect our financial health and prevent us from fulfilling our financial obligations;

•
integration of acquisitions, including most recently Citadel, with our existing business, including the risk that the integration will be more costly or more time consuming and complex or simply less effective than anticipated;

•	our ability to achieve the anticipated synergies, cost savings and other benefits from the Citadel acquisition;

•	substantial time devoted by management to the integration of the Citadel acquisition; and

•
failure of counterparties to perform under the terms and conditions of contractual arrangements, including suppliers, customers, buyers and sellers of a business and other third parties with which the Company contracts.

The risks and uncertainties identified above are not the only risks the Company faces. Additional risk factors that could affect the Company’s performance are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2015. In addition, risks and uncertainties not presently known to the Company or that it believes to be immaterial also may adversely affect the Company. Should any known or unknown risks or uncertainties develop into actual events, or underlying assumptions prove inaccurate, these developments could have material adverse effects on the Company’s business, financial condition and results of operations. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You should consult any further disclosures which are made on related subjects in our reports on Form 10-Q, 8-K and 10-K that we provide to the Securities and Exchange Commission.

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Contact
Jennifer K. Beeman
Vice President, Corporate Communications & Investor Relations
A. Schulman, Inc.
3637 Ridgewood Road
Fairlawn, Ohio 44333
Tel: 330-668-7346
Email: Jennifer.Beeman@aschulman.com
www.aschulman.com